TRUST FOR CREDIT UNIONS
Money Market Portfolio
Supplement dated April 21, 2009 to the Prospectus dated December 29, 2008, as amended
This Supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.
On April 9, 2009, the Board of Trustees of Trust for Credit Unions (the “Trust”), after consultation with Goldman Sachs Asset Management, L.P., the Trust’s investment adviser, determined to discontinue the participation of the Trust’s Money Market Portfolio in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the United States Department of the Treasury effective as of the termination of the current term of the Program on April 30, 2009.
Accordingly, effective May 1, 2009, the information in the Portfolio Fees and Expenses table on page 20 of the Prospectus with respect to the Money Market Portfolio, the related notes on page 21 of the Prospectus and the Example with respect to the Money Market Portfolio on page 22 of the Prospectus are restated as follows:

Money
Market
Portfolio

Unitholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None
Annual Portfolio Operating Expenses*
(expenses that are deducted from Portfolio assets):[1]
Management Fees	0.16%[2]
Administration Fees	0.10%[3]
Other Expenses	0.08%

Total Portfolio Operating Expenses*	0.34%[4]

*     As a result of current fee waivers and expense limitations, “Total Portfolio Operating Expenses” of the Portfolios which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations and fee waivers (other than the expense limitation described in footnote 4 below) may be modified or terminated at any time at the option of the Investment Adviser and Administrator. If this occurs, a Portfolio’s operating expenses may increase without unitholder approval.

Money
Market
Portfolio

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets):[1]
Management Fees	0.07%[2]
Administration Fees	0.02%[3]
Other Expenses	0.08%

Total Portfolio Operating Expenses (after current waivers and expense limitations)	0.17%[4]

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[1]	The Portfolios’ annual operating expenses have been restated to reflect current fees and expenses.
[2]
The management fee for the Money Market Portfolio is computed daily and payable monthly at annual percentage rates equal to 0.20% of the first $300 million and 0.15% in excess of $300 million of the average daily net assets of the Portfolio. The Investment Adviser has voluntarily agreed to limit its advisory fee to 0.07% of the Portfolio’s average daily net assets. The limitation may be terminated at any time at the option of the Investment Adviser.

[3]
The Administrator has voluntarily agreed to limit its administration fee with respect to the Money Market Portfolio to annual percentage rates equal to 0.05% of the first $300 million, 0.04% of the next $700 million, 0.03% of the next $1billion, and 0.02% over $2 billion of the Portfolio’s average daily net assets. The limitation may be terminated at any time at the option of the Administrator.

[4]
The Administrator has agreed to reduce or limit “Total Portfolio Operating Expenses” of the Money Market Portfolio (excluding interest, taxes, brokerage and extraordinary expenses exclusive of any offset arrangements) to 0.20% of the Portfolio’s average daily net assets.

Example
The following Example is intended to help you compare the cost of investing in a Portfolio (without the fee waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your units at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio‘s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years

Money Market	$35	$109	$191	$431

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